Prospectus Supplement*  November 2, 1999

AXP Tax-Free Money Fund, Inc.  S-6433 M (2/99)

The following information has been revised as follows:

Three ways to invest

1 By mail:
Once your account has been established, send your check with the account number on it to :

American Express Financial Advisors Inc.
P.O. Box 74
Minneapolis, MN  55440-0074

Minimum amounts
Initial investment:        $2,000

Additional investment:     $100

Account balances:          $1,000

If your account balance falls below $1,000, you will be asked to increase it to $1,000 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:
Contact your financial advisor to set up one of  the following scheduled plans:
o        automatic payrol deduction,
o        bank authorization,
o        direct deposit of Social Security check, or
o        other plan approved by the Fund.

Minimum amounts

Initial investment:         $2,000

Additional investments:     $100/each payment

Account balances:           $1,000 (on active plans of monthly payments)

If your account falls below $2,000, you must make payments at least monthly.


S-6433-1 A (11/99)
*Valid until next prospectus update